SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 1998


                           IWERKS ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-22558                  95-4439361
 (State or Other Jurisdiction      (Commission              (IRS Employer
    of Incorporation)               File Number)           Identification No.)


                            4540 West Valerio Street
                         Burbank, California 91505-1045
                    (Address of Principal Executive Offices)

                                 (818) 841-7766
                         (Registrant's Telephone Number)




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ITEM 5.  OTHER EVENTS

         Reference is made to the press release of Registrant, issued on June 15, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 16, 1998                                IWERKS ENTERTAINMENT, INC.



                                             By: /s/ Bruce Hinckley
                                                 ----------------------
                                                  Bruce Hinckley
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibits                                                            Page Number
--------                                                            -----------

99.1              Press Release dated June 15, 1998.


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BURBANK,  Calif.--(ENTERTAINMENT WIRE)--June 15, 1998--Iwerks Entertainment Inc.
(Nasdaq:IWRK) announced that it has engaged the international investment banking firm Schroders to assist the company in developing its strategic growth plan.

Schroders will support Iwerks in various investment banking and corporate finance activities designed to further Iwerks' long-term success in the large-format and ride simulation industries.

Among other things, Schroders is engaged to assist Iwerks in seeking long-term strategic partners; identifying financing opportunities for core activities such as film production, and for possible joint ventures; and accelerating the company's aggressive expansion initiatives in the large-format arena.

Charles Goldwater, chairman of the board and chief executive officer of Iwerks, said: "Schroders provides us with a promising added dimension to our already invigorated efforts. Bringing to Iwerks their renowned capabilities and relationships throughout the world is another key step in our ongoing strategy to build our business in a manner that increases shareholder value."

Schroders is a leading international investment and merchant banking and fund management group. The group's activities cover a wide range of financial services, including corporate finance, capital markets, project finance, securities, financial markets, structured products, banking and leasing, investment management, property asset management, and venture capital and management buy outs.

Iwerks Entertainment is one of the world's leading providers and distributors of film-based attractions such as 2-D and 3-D ride simulation, 2-D and 3-D giant screen theaters, 360-degree video dance clubs and other immersive attractions.

Serving prestigious entertainment, information and marketing providers, more than 250 Iwerks attractions can be found worldwide at location-based entertainment centers, amusement parks, family entertainment centers, shopping centers, casinos, resorts, nightclubs, restaurants, museums, fairs, festivals and more. Visit Iwerks Entertainment on the Internet at "http://www.iwerks.com."

Contact:
         Iwerks Entertainment Inc., Burbank
         Krista Grossman, 310/442-2516



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